INVESCO VARIABLE INVESTMENT FUNDS, INC.
                         INVESCO VIF - Core Equity Fund

                  Supplement dated June 30, 2003 to Prospectus
                              dated April 30, 2003

          This Supplement supercedes the Supplement dated June 12, 2003

Effective July 1, 2003, the section of the Prospectus entitled "Portfolio Managers" is amended to (i) delete the second paragraph and (ii) substitute the following in its place:

Effective July 1, 2003, the below referenced portfolio managers, with the exceptions of Sean Katof and Jeff Morris, are dual employees of INVESCO Funds Group, Inc. (the "advisor") and INVESCO Institutional (N.A.), Inc. through its INVESCO National Asset Management Group ("INVESCO-NAM Portfolio Group").

MICHAEL HEYMAN has been responsible for the Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group and is a portfolio manager of the Fund. He has more than 25 years of investment management experience. Mick is a graduate of Northwestern University, a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts.

SEAN D. KATOF, a vice president of the advisor, is a portfolio manager the Fund. Sean joined the advisor in 1994 and is a CFA charterholder. He holds an M.S. in Finance and a B.S. in Business Administration from the University of Colorado.

MARK LATTIS has been responsible for the Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group and is a portfolio manager of the Fund. He has more than 10 years of investment management experience. After completing his undergraduate studies at the University of Louisville, Mark went on to earn an MBA from the University of Kentucky. He is a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts and currently serves as its President.

JEFFREY G. MORRIS, a vice president of the advisor, is a portfolio manager of the Fund. Jeff joined the advisor in 1991 and is a CFA charterholder. He holds an M.S. in Finance from the University of Colorado - Denver and a B.S. in Business Administration from Colorado State University.